                                                                  Exhibit (n)(2)
                                   APPENDIX A

                                                               Maximum                                  Maximum    Conversion
                                                             Shareholder    Maximum                     Initial     Features/
              BGIF                 Maximum   Administration   Servicing   Processing      Minimum        Sales      Exchange
        Multi-Class Funds         12b-1 Fee        Fee         Fee/1/       Fee/1/      Investment    Charge/CDSC  Privileges
--------------------------------  ---------  --------------  -----------  ----------  --------------  -----------  ----------
1. Institutional Money Market
   Fund
   Aon Captives Share Class          0.10%        0.05%         0.05%        None        $500,000         None        None
   Institutional Class               None         0.05%         0.05%        None      $100 million       None        None
   Capital Share Class               None         0.07%         0.07%        None       $25 million       None        None
   Premium Class                     None         0.10%         0.10%        None       $10 million       None        None
   Select Class                      None         0.15%         0.15%        None       $1 million        None        None
   SL Agency Share Class             None         0.02%          None        None         N/A/2/          None        None
   Trust Class                       None         0.38%         0.25%       0.13%        $100,000         None        None

2. LifePath Retirement Portfolio

   Class I                           None         0.50%         0.25%        None     $1 million /3/      None        None
   Class R                          0.25%         0.50%         0.25%        None      $100,000 /4/       None        None
   Class R-1                        0.25%         0.75%         0.25%       0.25%          N/A            None        None
   Class S                           None         0.15%          None        None         N/A /5/         None        None

3. LifePath 2010 Portfolio

   Class I                           None         0.50%         0.25%        None     $1 million /3/      None        None
   Class R                          0.25%         0.50%         0.25%        None           N/A           None        None
   Class S                           None         0.15%          None        None         N/A /5/         None        None

4. LifePath 2020 Portfolio

   Class I                           None         0.50%         0.25%        None     $1 million /3/      None        None
   Class R                          0.25%         0.50%         0.25%        None      $100,000 /4/       None        None
   Class R-1                        0.25%         0.75%         0.25%       0.25%           N/A           None        None
   Class S                           None         0.15%          None        None         N/A /5/         None        None

5. LifePath 2030 Portfolio

   Class I                           None         0.50%         0.25%        None     $1 million /3/      None        None
   Class R                          0.25%         0.50%         0.25%        None      $100,000 /4/       None        None
   Class R-1                        0.25%         0.75%         0.25%       0.25%           N/A           None        None
   Class S                           None         0.15%          None        None         N/A /5/         None        None

6. LifePath 2040 Portfolio

   Class I                           None         0.50%         0.25%        None     $1 million /3/      None        None
   Class R                          0.25%         0.50%         0.25%        None      $100,000 /4/       None        None
   Class R-1                        0.25%         0.75%         0.25%       0.25%           N/A           None        None
   Class S                           None         0.15%          None        None         N/A /5/         None        None

7. LifePath 2050 Portfolio

   Class I                           None         0.50%         0.25%        None     $1 million /3/      None        None
   Class R                          0.25%         0.50%         0.25%        None      $100,000 /4/       None        None
   Class R-1                        0.25%         0.75%         0.25%       0.25%           N/A           None        None
   Class S                           None         0.15%          None        None         N/A /5/         None        None

8. Prime Money Market Fund

   Institutional Class               None         0.05%         0.05%        None      $100 million       None        None
   Capital Share Class               None         0.07%         0.07%        None       $25 million       None        None
   Premium Class                     None         0.10%         0.10%        None       $10 million       None        None
   Select Class                      None         0.15%         0.15%        None       $1 million        None        None
   SL Agency Share Class             None         0.02%          None        None         N/A /2/         None        None
   Trust Class                       None         0.38%         0.25%       0.13%        $100,000         None        None

                                                               Maximum                                  Maximum    Conversion
                                                             Shareholder    Maximum                     Initial     Features/
              BGIF                 Maximum   Administration   Servicing   Processing      Minimum        Sales      Exchange
        Multi-Class Funds         12b-1 Fee        Fee         Fee/1/       Fee/1/      Investment    Charge/CDSC  Privileges
--------------------------------  ---------  --------------  -----------  ----------  --------------  -----------  ----------
9. Government Money Market Fund

   Institutional Class               None         0.05%         0.05%        None      $100 million       None        None
   Capital Share Class               None         0.07%         0.07%        None       $25 million       None        None
   Premium Class                     None         0.10%         0.10%        None       $10 million       None        None
   Select Class                      None         0.15%         0.15%        None       $1 million        None        None
   SL Agency Share Class             None         0.02%          None        None         N/A /2/         None        None
   Trust Class                       None         0.38%         0.25%       0.13%        $100,000         None        None

10. Treasury Money Market Fund

   Institutional Class               None         0.05%         0.05%        None      $100 million       None        None
   Capital Share Class               None         0.07%         0.07%        None       $25 million       None        None
   Premium Class                     None         0.10%         0.10%        None       $10 million       None        None
   Select Class                      None         0.15%         0.15%        None       $1 million        None        None
   SL Agency Share Class             None         0.02%          None        None         N/A /2/         None        None
   Trust Class                       None         0.38%         0.25%       0.13%        $100,000         None        None

/1/ All shareholder servicing fees and processing fees will be paid by the Funds' administrator; so shareholders will not bear any of these fees in addition to the administration fee.

/2/ Although the Class SL Agency shares do not have a minimum investment, they shall only be made available to clients of BGI and its affiliates for the investment of securities lending collateral.

/3/  For direct investments only.

/4/  For initial investments by intermediaries only.

/5/ Although the Class S shares do not have a minimum investment, they shall only be made available to plans that have certified to having, or that the Funds' administrator or investment adviser reasonably believes to have, aggregate plan assets of $750 million or more.

Amended and approved by the Board of Trustees of Barclays Global Investors Funds on September 3, 2009.